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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  May 15, 2000

                      BAY VIEW SECURITIZATION CORPORATION
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              (Exact name of registrant as specified in charter)

         Delaware                           333-16233                          93-1225376
----------------------------------   ------------------------   ---------------------------------------
  State or other jurisdiction of       (Commission File No.)      (I.R.S. Employer Identification No.)
  incorporation or organization

         c/o Bay View Bank
        1840 Gateway Drive
       San Mateo, California                                  94404
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  Address of principal executive offices                     Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


     2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated April 30, 2000


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                 BY:  BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST



Dated:  May 19, 2000             By: /s/ Scott Ray
                                     -------------
                                     Scott Ray
                                     Treasurer and Chief Financial Officer